Exhibit 99.2 FORTE BIOSCIENCES CORPORATE OVERVIEW CORPORATE PRESENTATION AUGUST 1, 2023

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS ¡ Certain statements contained in this presentation regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Act of 1995, known as the PSLRA. These include statements regarding management’s intention, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forte Biosciences, Inc. (“we”, the “Company” or “Forte”) undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. ¡ Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to the business and prospects of the Company; Forte’s plans to develop and potentially commercialize its product candidates, including FB-102; the risk that results from early-preclinical studies may not be predictive of results from later-stage studies or clinical trials; the timing of initiation of Forte’s planned clinical trials; the timing of the availability of data from Forte’s clinical trials; the timing of any planned investigational new drug application or new drug application; Forte’s plans to research, develop and commercialize its current and future product candidates; Forte’s projections of the size of the market for FB-102; Forte’s ability to successfully enter into collaborations, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Forte’s product candidates; Forte’s commercialization, marketing and manufacturing capabilities and strategy; developments and projections relating to Forte’s competitors and its industry; the impact of government laws and regulations; Forte’s ability to protect its intellectual property position; Forte’s estimates regarding future revenue, expenses, capital requirements and need for additional financing; and the impact of global events on the Company, the Company’s industry or the economy generally. ¡ We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs, and these statements represent our views as of the date of this presentation. We may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Information regarding certain risks, uncertainties and assumptions may be found in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ending December 31, 2022 and subsequent filings with the Securities and Exchange Commission. New risk factors emerge from time to time and it is not possible for our management team to predict all risk factors or assess the impact of all factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. 2

EXPERIENCED MANAGEMENT Forte’s management has extensive experience in manufacturing, quality, regulatory and clinical development Paul Wagner, Ph.D., CFA – CEO Hubert Chen, M.D. – Chief Scientific Officer Tony Riley – Chief Financial Officer Chris Roenfeldt, PMP – Chief Operating Officer Steven Ruhl – Chief Technical Officer 5

FB-102 PROGRAM OVERVIEW

FB-102 OVERVIEW + • CD122 is a subunit of IL-2/IL-15 receptors which are key regulators of NK, CD 8 T cells and Tregs + • FB-102 (Forte’s anti-CD122 antibody) is designed to mediate NK and CD 8 T cells specifically • Significant amount of PoC preclinical data supports activity of CD-122 blockade, including in GvHD and vitiligo • FB-102 has demonstrated significant preclinical activity in validated GvHD models • Expect FB-102 to be in the clinic in early 2024 • We believe FB-102 for the treatment of GvHD addresses unmet need and could allow for abbreviated development path 5

ANTI-CD122: HIGHLIGHTS OF PRECLINICAL DATA

ANTI-CD122 BLOCKADE HAS DEMONSTRATED EFFICACY IN MULTIPLE ANIMAL MODELS

Disease	Species	Outcome	Reference
GVHD	Mouse	Prolonged survival	JN Bio patent, 2015
Vitiligo	Mouse	Enhanced repigmentation	Sci Transl Med, 2018
Alopecia areata	Mouse	Prevented fur loss	Nature Med, 2014
Type 1 diabetes	Mouse	Delayed disease onset	JCI Insight, 2018
Celiac disease	Mouse	Improved IL-15-induced mucosal damage	PNAS, 2009
Skin and kidney transplant rejection	Mouse/Monkey	Prolonged graft survival in combination with CTLA-4	J Clin Invest, 2018

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ANTI-CD122 IN A HUMANIZED MOUSE MODEL OF ACUTE GVHD: AMELIORATED BODY WEIGHT LOSS AND PROLONGED SURVIVAL Humanized mouse model of graft vs host disease Aggressive, rapid onset of GVHD: significant weight loss and mortality within 2 weeks Immunodeficient Transfer of peripheral (NOG) mice blood mononuclear cells Day 10 Anti-CD122 Control Results Survival 66% 0% US9,028,830 8

CD-122 BLOCKADE PRODUCES SIGNIFICANT REPIGMENTATION IN A MOUSE VITILIGO MODEL Richmond et al. Sci Transl Med. 2018 July 18; 10(450) Following 8 weeks of anti-CD122 treatment (weeks 12-20), the vitiligo mice demonstrated a statistically significant change in tail pigmentation (p=0.0001)

ANTI-CD122 IN A MOUSE MODEL OF VITILIGO: POTENTIAL OF DURABLE RESPONSE WITH INFREQUENT DOSING REGIMEN Note: anti-mouse CD122 (surrogate molecule) was used in these studies. 10

ANTI-CD122 AS AN EFFECTIVE PROPHYLAXIS AGAINST FUR LOSS IN A MOUSE MODEL OF ALOPECIA AREATA


Control
Anti-CD122

C3H/HeJ mice were treated systemically from the time of grafting with anti-CD122.


Without hair loss (%)
100
80
60
40
20
0
Control (n = 12)
Anti–IL-15Rβ (n = 12)
0
4
8
12
16
20
24
Time (weeks)

Xing et al. Nature Medicine Vol 20, No. 9, p 1043

Note: anti-mouse CD122 (surrogate molecule) was used in these studies.

FB-102 DEVELOPMENT STRATEGY: PRIORITIZATION OF INDICATIONS

POTENTIAL INDICATIONS OF ANTI-CD122: GRAFT-VS-HOST DISEASE (GVHD) AND VITILIGO AS FIRST-TIER CHOICES Strength of existing data & Timeline/resource to Commercial opportunity w/ Overall score Indication mechanism of action proof-of-concept in patients projected target product profile (product of 3 subscores) Acute GVHD 3 2 2 12 Vitiligo 3 2 2 12 Chronic GVHD 2 2 2 8 Kidney transplant rejection 3 1 2 6 Alopecia areata 1 3 1 3 Celiac disease (refractory) 1 1 2 2 Type 1 diabetes 2 1 1 2 Eosinophilic esophagitis 1 1 2 2 IBD 1 2 1 2 (ulcerative colitis) NASH 1 1 1 1 Each category scored from 1 (low) to 3 (high) 13

GRAFT VS HOST DISEASE (GVHD): A SERIOUS COMPLICATION OF ALLOGENEIC STEM CELL TRANSPLANTATION

Cause: donor immune cells attack host tissues



Graft
Host tissue
Stem cells develop into new blood cells
Liver
Bowel
Immune cells may attack host tissues
Skin
Donor tissue
© AboutKidsHealth.ca

https://www.lls.org/booklet/graft-versus-host-disease

Classification

Acute (~5K US prevalence - NIH)

- Occurs in up to 50% of recipients.
- Onset typically within 3 months of transplant
- Usually combination or organs involved: skin (rash), GI tract (vomiting, diarrhea), liver (jaundice)

Chronic (~14K US prevalence - NIH)

- Develops in up to 40% of recipients.
- In addition to skin, GI tract and liver, may involve lungs, mucosal surfaces (eyes, mouth, GU tract), muscle, joints (connective tissue)

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CD8 AND NK CELLS IN THE PATHOGENESIS OF ACUTE GVHD: POTENTIAL OF ANTI-CD122 ANTAGONISM WITH FB102 Anti-CD122: blocking key cellular mediators of GVHD IFNg IL-2 Inflammation & apoptosis Devetten MP, Biol Blood Marrow Transplant. 2004;10:815. Simonetta F, Front Immunol. 2017;8:465. Khandelwal P, Biol Blood Marrow Transplant. 2020;26:1. 15

LARGE UNMET NEED IN VITILIGO AND ALOPECIA AREATA (COMBINED $6 BILLION MARKET BY 2026) Vitiligo Vitiligo is an autoimmune disease of the skin mediated primarily by NK and CD8+ T cells that kill melanocytes and create white spots. In the US there are approximately 2 m people with vitiligo. The global vitiligo treatment market size was valued at $1.2 billion in 2018 and is projected to reach $1.9 billion by 2026, exhibiting a CAGR of 5.8% (Fortune Business Insights) Alopecia Areata (AA) AA is an autoimmune disease in which immune cells attack and damage hair follicles and is mediated primarily by CD8+ T cells and NK cells The global alopecia treatment market was valued at $2.7 billion in 2018, and is projected to reach $3.9 billion by 2026, registering a CAGR of 4.6% from 2019 to 2026 (Allied Mkt Research) While JAK inhibitors have demonstrated efficacy in AA and vitiligo, regulatory scrutiny of the JAK class including black box warnings has dampened enthusiasm for this class and as a result there remains a significant unmet need for safe and effective therapies for treating AA and vitiligo

FB-102 IN GRAFT VS HOST DISEASE

ACUTE GVHD: TREATMENT PARADIGM AND DEVELOPMENT PIPELINE https://www.lls.org/booklet/graft-versus-host-disease https://www.jakafi.com/pdf/prescribing-information.pdf 18

POTENTIAL INDICATIONS AND CLINICAL SUCCESS CRITERIA OF ANTI-CD122 IN ACUTE GVHD Corticosteroids First-line Goal: improve Day 28 ORR vs. Anti- Second-line CD122 ruxolitinib monotherapy Anti- Goal: achieve Day 28 ORR >60% Third-line CD122 after ruxolitinib failure https://www.lls.org/booklet/graft-versus-host-disease https://www.jakafi.com/pdf/prescribing-information.pdf 19

APPROVAL OF RUXOLITINIB IN ACUTE GVHD WAS BASED ON THE RESULTS FROM AN OPEN-LABEL, SINGLE-ARM STUDY Efficacy is based on Day 28 overall response rate as defined by CIBMTR criteria. https://www.jakafi.com/pdf/prescribing-information.pdf 20

CHRONIC GVHD: TREATMENT PARADIGM AND DEVELOPMENT PIPELINE https://www.lls.org/booklet/graft-versus-host-disease https://www.rxabbvie.com/pdf/imbruvica_pi.pdf https://www.jakafi.com/pdf/prescribing-information.pdf https://products.sanofi.us/rezurock/rezurock.pdf 21

POTENTIAL INDICATIONS AND CLINICAL SUCCESS CRITERIA OF ANTI-CD122 IN CHRONIC GVHD Corticosteroids First-line Second-line Goal: improve Month 6 ORR Anti- (esp. CR) vs. standard of care. CD122 Third-line Anti- Fourth-line https://www.lls.org/booklet/graft-versus-host-disease Goal: achieve Month 6 ORR >70% CD122 https://www.rxabbvie.com/pdf/imbruvica_pi.pdf https://www.jakafi.com/pdf/prescribing-information.pdf https://products.sanofi.us/rezurock/rezurock.pdf 22

APPROVAL OF REZUROCK IN CHRONIC GVHD WAS BASED ON THE RESULTS FROM AN OPEN-LABEL, SINGLE-ARM STUDY Efficacy is based on overall response rate after 6 months of treatment as defined by the 2014 NIH response criteria. https://products.sanofi.us/rezurock/rezurock.pdf 23

KADMON PURCHASED BY SANOFI FOR $1.9B TO FURTHER STRENGTHEN GROWTH OF TRANSPLANT BUSINESS 24

FB-102 GRAFT VS HOST DISEASE PRECLINICAL DATA

CHRONIC GVHD STUDY WITH ANTI-CD122 AND RUXOLITINIB End of Treatment start study 40 50 60 Day 1 10 20 30 Vehicle FB650 (100 mpk IP every other day) Ruxolitinib (60 mpk PO twice daily) N=16-18 per group 26

CHRONIC GVHD STUDY RESULTS: GVHD SCORE Treatment start 3 Vehicle Vehicle 2 Anti-CD122 Ruxolitinib Ruxolitinib 1 0 Anti-CD122 30 34 38 42 46 50 54 58 62 66 Days after transplant Mean (SEM), n=16-18 per group Day 60 results: P<0.01 for Vehicle vs Anti-CD122, P<0.05 for Ruxolitinib vs Anti-CD122 27 GVHD Score

GENERATING PRECLINICAL EFFICACY DATA IN A HUMANIZED MOUSE MODEL OF ACUTE GVHD Humanized mouse model of graft vs host disease 28

DOSE-RANGING INVESTIGATION OF FB102 IN A HUMANIZED MOUSE MODEL OF ACUTE GVHD: THERAPEUTIC MODE Irradiation & End of PBMC transplantation treatment 1 2 3 4 5 6 8 10 12 13 14 Day 7 9 11 FB102 Once-daily IP administration Start dosing on Day 5, (75, 125, 175 mpk) once daily Vehicle Once-daily IP administration Twice-daily oral administration Ruxolitinib Start dosing on Day 5, (60 mpk) twice daily Twice-daily oral administration Vehicle N=10 per cohort 29

FB102 SURVIVAL BENEFITS: THERAPEUTIC MODE Start of daily treatment 1 1 1 1 10 0 0 0 00 0 0 0 0% % % % % FB102(75): 90% FB102(175): 90% 8 8 8 8 80 0 0 0 0% % % % % FB102(125): 80% 6 6 6 6 60 0 0 0 0% % % % % Ruxolitinib: 60% 4 4 4 4 40 0 0 0 0% % % % % 2 2 2 2 20 0 0 0 0% % % % % Vehicle: 0% 0 0 0 0 0% % % % % 1 1 1 1 1 3 3 3 3 3 5 5 5 5 5 7 7 7 7 7 9 9 9 9 9 1 1 1 1 11 1 1 1 1 1 1 1 1 13 3 3 3 3 1 1 1 1 15 5 5 5 5 Study day P=0.0001 for FB102 (75, 175) vs Vehicle on Day 14 P=0.0007 for FB102 (125) vs Vehicle on Day 14 P=0.01 for Ruxolitinib vs Vehicle on Day 14 30

MONO VS COMBINATION THERAPIES WITH FB102, RUXOLITINIB OR CORTICOSTEROIDS Irradiation & End of study PBMC injection (D18) Day 1 5 8 12 15 18 Ruxolitinib Twice-daily oral (60 mpk) FB102+Ruxolitinib Once-daily IP + twice-daily oral (75 mpk+60 mpk) Placebo Once-daily IP + twice-daily oral (Combination of vehicles) N=10 per cohort 31

FB102 SURVIVAL BENEFITS: COMBINATION WITH RUXOLITINIB VS MONOTHERAPY Start of daily treatment 100% 1 10 00 0% % FB102+Rux: 90% 8 8 80 0 0% % % 6 6 60 0 0% % % 4 4 40 0 0% % % Ruxolitinib: 30% 2 2 20 0 0% % % Vehicle: 0% 0 0 0% % % 1 1 1 3 3 3 5 5 5 7 7 7 9 9 9 1 1 11 1 1 1 1 13 3 3 1 1 15 5 5 1 1 17 7 7 Study day P=0.0001 for FB102+Rux vs Vehicle on Day 18 P=0.02 for FB102+Rux vs Ruxolitinib Mono on Day 18 32

TRANSLATION OF HUMANIZED ACUTE GVHD MOUSE FINDINGS INTO PATIENT RESPONSE: PROMISING FB102 RESULTS Magnitude of FB102 preclinical efficacy correlates with positive clinical response. Preclinical Data Indication/ Clinical Data Company Candidate Mechanism (survival in humanized Phase (Day 28 ORR) GVHD model) Second/Third-line Forte Biosciences FB102 Anti-CD122 90% (vs 0% for control) TBD Preclinical Second-line 1 4 Incyte Ruxolitinib JAK 1/2 inhibition 90% (vs 0% for control) 62% Commercial First-line 2 5 Equillium/Ono Itolizumab Anti-CD6 50% (vs 10% for control) >50% Phase 3 First-line 3 Incyte Itacitinib JAK 1 inhibition 20% (vs 0% for control) N.S. vs PBO Terminated 1. Huarte E et al. Immunotherapy. 2021;13:977. 2. Ng CT et al. Blood. 2019;134 (Supp 1):5063. 3. Courtois J et al. Bone Marrow Transplant. 2021;56:2672. Day 60 results shown. 4. Zeiser R et al. N Engl J Med. 2020;382:1800. 5. Equillium Corporate Presentation, September 2022. 6. Zeiser R et al. Lancet Haematol. 2022;9:e14. 33

FB-102 OVERVIEW + • CD122 is a subunit of IL-2/IL-15 receptors which are key regulators of NK, CD 8 T cells and Tregs + • FB-102 (Forte’s anti-CD122 antibody) is designed to mediate NK and CD 8 T cells specifically • Significant amount of PoC preclinical data supports activity of CD-122 blockade, including in GvHD and vitiligo • FB-102 has demonstrated significant preclinical activity in validated GvHD models • Expect FB-102 to be in the clinic in early 2024 • We believe FB-102 for the treatment of GvHD addresses unmet need and could allow for abbreviated development path 34